FOR INTERNAL USE ONLY
                                 Obligor #____________________
                                 Obligation #_________________


                        Commercial Mortgage Loan - CT
                                           LIBOR Rate


                       MORTGAGE NOTE



$2,250,000.00                        Bridgeport, Connecticut

                                               June 28, 1996


     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of FIRST UNION BANK OF CONNECTICUT (the "Bank"), the principal sum of Two Million Two Hundred Fifty Thousand and 00/100 Dollars ($2,250,000.00) (the "Loan") in United States Dollars, together with interest thereon as hereinafter provided.

1. INTEREST RATE. Interest shall be charged on the outstanding principal balance from the date hereof until the full amount of principal due hereunder has been paid at a rate equal to LIBOR plus one hundred seventy-five (175) basis points ("LIBOR-Based Rate"), as determined by Bank prior to the commencement of each Interest Period. Interest shall be calculated daily on the basis of the actual number of days elapsed over a 360 day year. The LIBOR-Based Rate shall remain in effect, subject to the provisions hereof, for the entire Interest Period for which it is determined.

     "LIBOR" means, with respect to each day during each Interest Period, the rate (rounded to the next higher 1/100 of 1%) for U.S. dollar deposits of one month maturity as reported on Telerate page 3750 as of 11:00 a.m., London time, on the second London business day before the relevant Interest Period begins (or if not so reported, then as determined by the Bank from another recognized source or interbank quotation), adjusted for reserves by dividing that rate by 1.00 minus the LIBOR Reserve. "LIBOR Reserve" means the maximum percentage reserve requirement (rounded to the next higher 1/100 of 1% and expressed as a decimal) in effect for any day during the Interest Period under the Federal Reserve Board's Regulation D for Eurocurrency liabilities as defined therein.

     "Interest Period" means, initially, the period commencing on the date hereof and ending on the Commencement Date, and thereafter, each period commencing on the last day of the immediately preceding Interest Period and ending one month thereafter, but in no event after the Maturity Date; subject, however, to the following provisions: (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (iii) the last Interest Period shall end on the Maturity Date.

2. PAYMENT OF PRINCIPAL AND INTEREST. Interest only on the outstanding principal balance from the date hereof to August 1, 1996 (the "Commencement Date") shall be due and payable on the Commencement Date. Thereafter, principal and interest shall be due and payable on the dates set forth in the Repayment Schedule attached hereto and made a part hereof (the "Repayment Schedule") in consecutive monthly installments in an amount equal to the sum of (i) all then accrued and unpaid interest, plus (ii) a principal payment in the amount set forth in the Repayment Schedule. The entire unpaid principal amount hereof, together with accrued and unpaid interest thereon and all other amounts payable hereunder shall be due and payable on June 1, 2001 (the "Maturity Date").

3. APPLICATION OF PAYMENTS. Except as otherwise specified herein, each payment or prepayment, if any, made under this Note shall be applied to pay late charges, accrued and unpaid interest, principal, escrows (if any), and any other fees, costs and expenses which the undersigned is obligated to pay under this Note, in such order as Bank may elect from time to time in its sole discretion.

4. TENDER OF PAYMENT. All payments made hereunder shall be made on the due date thereof, in immediately available funds and in lawful currency of the United States of America. All payments made hereunder shall be made to the Bank at its offices at 300 Main Street, Stamford, Connecticut 06904 or at such other address as the Bank shall notify the Borrower of in writing. The Borrower agrees to maintain an account at the Bank continuously until all amounts due hereunder are paid in full (the "Account"). The Bank may, and the Borrower authorizes the Bank to, debit the Account for the amount of any payment as and when such payment becomes due hereunder as more fully described in that certain Authorization to Charge Account from the undersigned to Bank of even date herewith. The foregoing rights of the Bank to debit the Borrower's accounts shall be in addition to, and not in limitation of, any rights of set-off which the Bank may have hereunder or under any Loan Document nor shall the rights hereunder limit the Bank's recourse to any particular source of funds or monies.

5. PREPAYMENT. The Loan may be prepaid, in whole or in part, on the last day of an Interest Period. Any prepayment shall include accrued and unpaid interest to the date of prepayment on the principal amount prepaid and all other sums due and payable hereunder. All payments received on this Note may be applied in such order as the Bank in its sole discretion shall determine. The monthly principal installment shall not be reamortized following a partial prepayment.

6.     SECURITY FOR THE NOTE.

         6.1.  This Note is executed and delivered in
accordance with a commercial transaction described in a Loan Agreement dated this date between the undersigned and Bank (the "Loan Agreement"). As security for the payment of the monies owing under this Note, the undersigned has delivered or has caused to be delivered to Bank the following (each a "Loan Document" and collectively with this Note, the Loan Agreement, and any other guaranty, document, certificate or instrument executed by the undersigned or any other obligated party in connection with the Loan, the "Loan Documents"):

   (a) an Open-End Mortgage and Security Agreement (the "Mortgage") on certain real property and the improvements situated thereon in the City of Danbury, County of Fairfield State of Connecticut, as more fully described in the Mortgage (the "Mortgaged Premises");

   (b) a General Security Agreement from the undersigned;

   (c) a Guaranty and Suretyship Agreement by Fuel Cell
Manufacturing Corporation and a Guaranty and Suretyship
Agreement by Fuel Cell Engineering Corporation (collectively the "Guaranty"); and

   (d) a General Security Agreement from Fuel Cell
Manufacturing Corporation securing the Guaranty of Fuel Cell
Manufacturing Corporation.

     6.2. The undersigned hereby grants to Bank a continuing security interest in all property of the undersigned, now or hereafter in the possession of Bank or any Affiliate (as defined below) in any capacity whatsoever, including, but not limited to, any balance or share of any deposit, trust or agency account, as security for the payment of this Note and any other liabilities of the undersigned to Bank, which security interest shall be enforceable and subject to all the provisions of this Note, as if such property were specifically pledged hereunder.

7.     ADDITIONAL PAYMENTS; LATE CHARGE; DEFAULT RATE.
       7.1. Additional Payments. In addition to the payments provided for in Section 2 above, the undersigned promises to pay on demand any additional monies required to be paid or advanced by the undersigned or by any other party obligated under any of the Loan Documents or paid or advanced on behalf of the undersigned or such party by Bank pursuant to the terms of the Loan Agreement, the Mortgage or any other Loan Document, which obligation shall be continuing and shall survive any judgment entered with respect to this Note or a foreclosure of the Mortgage. This Note shall evidence, and the Mortgage and other Loan Documents shall secure the payment of, all such sums so advanced or paid.

       7.2. Late Charge. In the event that any installment of principal or interest required to be made by the undersigned under this Note shall not be received by Bank on or before its due date, the undersigned shall pay to Bank, on demand, a late charge of five percent (5%) of such delinquent payment for the purpose of defraying the expense incident to the processing of such delinquent payment. The foregoing right is in addition to, and not in limitation of, any other rights which Bank may have upon the undersigned's failure to make timely payment of any amount due hereunder.

       7.3. Default Rate. Except as otherwise provided below, from and after the occurrence of an Event of Default hereunder, all amounts remaining unpaid or thereafter accruing hereunder, as well as any amounts owing under Section 7.1., shall, at Bank's option, bear interest at a default rate of four percent (4%) per annum above the interest rate then in effect as set forth herein, or the highest permissible rate under applicable law, whichever is less. If the Loan is not paid when due, whether at the Maturity Date, upon acceleration, or otherwise, all amounts remaining unpaid or thereafter accruing hereunder shall bear interest at a default rate equal to the Bank's Prime Rate plus four percent (4.0%), or the highest permissible rate under applicable law, whichever is less (such rate and the rate specified in the immediately preceding sentence are each hereinafter referred to as a "Default Rate"). As used herein, "Prime Rate" means the rate of interest established by the Bank s its reference rate in making loans, and is not tied to any external rate of interest or index. Each change in the Prime Rate shall be effective automatically and immediately without notice to the Borrower. The applicable Default Rate of interest shall be payable upon demand, but in no event later than when scheduled interest payments are due, and shall also be charged on the amounts owed by the undersigned to Bank pursuant to any judgments entered in favor of Bank with respect to this Note and shall continue to accrue after judgment until collection.

8.     INDEMNIFICATION; ADDITIONAL COSTS; UNAVAILABILITY OF
RATE.

       8.1. Indemnification. The undersigned shall indemnify Bank against Bank's loss or expense in employing deposits as a consequence of (i) the undersigned's failure to make any payment when due under this Note, or (ii) any prepayment of the Loan on a date other than the last day of an Interest Period ("Indemnified Loss or Expense").

       8.2. Additional Costs. If, at any time, a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency imposes, increases or modifies any reserve or similar requirement against assets, deposits or credit extended by Bank, or subjects Bank to any tax, duty or other charge (except tax on Bank's net income), and any of the foregoing increase the cost to Bank of maintaining its commitment or reduce the amount of any sum received or receivable by Bank under this Note, within 15 days after demand by Bank, the undersigned agrees to pay Bank such additional amounts as will compensate Bank for such increased costs or reductions ("Additional Costs").

       8.3. Match Funding. The amount of such (i) Indemnified Loss or Expense, or (ii) Additional Costs outlined above shall be determined, in Bank's sole discretion, based upon the assumption that Bank funded 100% of that portion of the Loan to which the LIBOR-Based Rate applies in the applicable London interbank market.

       8.4.  Unavailability of Interest Rate.  If, at any time,
(i) Bank shall determine that, by reason of circumstances affecting foreign exchange and interbank markets generally, LIBOR deposits in the applicable amounts are not being offered to Bank; or (ii) a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency shall make it unlawful or impossible for Bank to honor its obligations under this Note, then (A) Bank's obligation to make or maintain a LIBOR-Based Rate shall be suspended, and (B) the applicable LIBOR-Based Rate shall immediately be converted to the Prime Rate for the remainder of the term of the Loan. "Prime Rate" means the rate of interest established by Bank as its reference rate in making loans, and is not tied to any external rate of interest or index. The rate of interest charged under the Note following conversion to the Prime Rate shall change automatically and immediately as of the date of any change in the Prime Rate without notice to the undersigned.

9. EVENTS OF DEFAULT. Each of the following shall constitute an event of default hereunder (an "Event of Default"): (a) the failure of the undersigned to make any installment of principal or interest hereunder when due and payable; or (b) the occurrence of any other default in any term, covenant or condition hereunder or any Event of Default under the Loan Agreement, the Mortgage or any other Loan Document.

10. REMEDIES. If an Event of Default exists, Bank may exercise any right, power or remedy permitted by law or as set forth herein or in the Loan Agreement, the Mortgage or any other Loan Document including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon, and all other sums secured by the Mortgage or any other Loan Document to be, and such principal, interest and other sums shall thereupon become, forthwith due and payable.

11. CONTINUING ENFORCEMENT OF NOTE. If, after receipt of any payment of all or any part of this Note, Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Note and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be, and the undersigned shall be liable for, and shall indemnify, defend and hold harmless Bank with respect to the full amount so surrendered. The provisions of this Section shall survive the cancellation or termination of this Note and shall remain effective notwithstanding the payment of the obligations evidenced hereby, the release of any security interest, lien or encumbrance securing this Note or any other action which Bank may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the obligations evidenced hereby having become final and irrevocable.

12.     MISCELLANEOUS.

       12.1. Disclosure of Financial Information. Bank is hereby authorized to disclose any financial or other information about the undersigned to any regulatory body or agency having jurisdiction over Bank or to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Bank to the undersigned. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about the undersigned. The undersigned agrees to indemnify, defend, release Bank, and hold Bank harmless, at the undersigned's cost and expense, from and against any and all lawsuits, claims, actions, proceedings, or suits against Bank or against the undersigned and Bank, arising out of or relating to Bank's reporting or disclosure of such information. Such indemnity shall survive the repayment or other satisfaction of the obligations evidenced hereby.

       12.2. Remedies Cumulative. The rights and remedies of Bank as provided herein and in any other Loan Document shall be cumulative and concurrent, may be pursued separately, successively or together against the undersigned or the Mortgaged Premises or any other collateral security for payment of amounts due hereunder, or any guarantor thereof, at the sole discretion of Bank, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Bank at law or in equity.
The failure, at any one or more times, of Bank to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Bank shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Note.

       12.3. Integration. This Note and the other Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

       12.4. Right of Setoff by Bank. Upon the occurrence of an Event of Default, to the extent permitted by and in addition to any other remedy provided by law, and regardless of the adequacy of any collateral or other means of obtaining repayment of the obligations evidenced hereby, Bank shall have the right immediately and without notice or other act, and is specifically authorized hereby, to setoff against any of the undersigned's obligations under this Note any sum owed by Bank or any Affiliate in any capacity to the undersigned whether due or not, or any property of the undersigned in the possession of Bank or any Affiliate, even if effecting such setoff results in a loss or reduction of interest to the undersigned or the imposition of a penalty applicable to the early withdrawal of time deposits. Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such sum or property immediately upon the occurrence of the Event of Default, even though the actual book entries may be made at some time subsequent.

       12.5. Attorneys' Fees and Expenses. If Bank retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or to institute and maintain an action to foreclose the Mortgage or appoint a receiver of rents, or on account of any matter involving this Note, or for examination of matters subject to Bank's approval under the Loan Documents, all costs of suit and collection and all reasonable attorneys' fees (and/or allocated fees of Bank's in-house legal counsel) and such other reasonable expenses so incurred by Bank shall forthwith, on demand, become due and payable and shall be evidenced hereby.

       12.6. No Implied Waiver. Bank shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Bank, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event. After any acceleration of, or the entry of any judgment on, this Note, the acceptance by Bank of any payments by or on behalf of the undersigned on account of the indebtedness evidenced by this

Note shall not cure or be deemed to cure any Event of Default or reinstate or be deemed to reinstate the terms of this Note absent an express written agreement duly executed by Bank and the undersigned.

       12.7. Waiver. The undersigned, jointly and severally, waives demand, notice, presentment, protest, demand for payment, notice of dishonor, notice of protest and diligence of collection of this Note. The undersigned consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Bank with respect to the payment or other provisions of this Note, and to the release of any collateral, with or without substitution. The undersigned agrees that makers, endorsers, guarantors and sureties may be added or released without notice and without affecting the undersigned's liability hereunder. The liability of the undersigned shall not be affected by the failure of Bank to perfect or otherwise obtain or maintain the priority or validity of any security interest in any collateral. The liability of the undersigned shall be absolute and unconditional and without regard to the liability of any other party hereto.

       12.8. No Usurious Amounts. Anything herein contained to the contrary notwithstanding, the undersigned does not agree and shall not be obligated to pay interest hereunder at a rate which is in excess of the maximum rate permitted by law. If by the terms of this Note, the undersigned is at any time required to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum legal rate and the portion of all prior interest payments in excess of such maximum legal rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance.
The undersigned agrees that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including without limitation, late charges, shall be deemed to the extent permitted by law to be an expense, fee, premium or penalty rather than interest.

       12.9. Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Note shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

       12.10. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Note cannot be assigned by the undersigned without the prior written consent of Bank, and any such assignment or attempted assignment by the undersigned shall be void and of no effect with respect to Bank.

       12.11.  Modifications.  This Note may not be
supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

       12.12. Sales or Participations. Bank may from time to time sell or assign, in whole or in part, or grant participations in the Loan, this Note and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Bank and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Bank; and (b) deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder to the undersigned, in each case as fully as though the undersigned were directly indebted to such holder. Bank may in its discretion give notice to the undersigned of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Bank's or such holder's rights hereunder.

       12.13. Affiliate. As used herein, "Affiliate" shall mean First Union Corporation and any of its direct and indirect affiliates and subsidiaries.

       12.14. Jurisdiction. The undersigned irrevocably appoints each and every owner, partner and/or officer of the undersigned as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Note or any other Loan Document. The undersigned hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or, at the option of Bank, any court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such owner, partner and/or officer. The undersigned agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the undersigned. The undersigned hereby further consents to personal jurisdiction in any other court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. The undersigned hereby waives personal service of the summons and complaint or other process or papers issued in any proceeding of the type described in this Section 11.14 and agrees that service of such summons and complaint, or other process or papers may be made by regular or certified mail addressed to the undersigned at the address of the undersigned set forth herein. The undersigned agrees not to assert any defense to any proceeding initiated by Bank based upon improper venue or inconvenient forum. The undersigned agrees that any action brought by the undersigned shall be commenced and maintained only in a court in the federal judicial district or county in which Bank has a place of business in Connecticut.

       12.15. Notices. All notices and communications under this Note shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed in the Loan Documents. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

       12.16. Governing Law. This Note shall be governed by and construed in accordance with the substantive laws of the State of Connecticut without reference to conflict of laws principles.

       12.17. Waiver of Jury Trial. THE UNDERSIGNED AND BANK AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY BANK OR THE UNDERSIGNED, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BANK AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE UNDERSIGNED WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT BANK WOULD NOT EXTEND CREDIT TO THE UNDERSIGNED IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

       12.18. Prejudgment Remedy Waiver. THE UNDERSIGNED HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOAN SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT THE LOAN IS A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. THE UNDERSIGNED HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES, SECTIONS 52-278a et seq., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE UNDERSIGNED ACKNOWLEDGES THAT BANK'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE UNDERSIGNED ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY BANK'S ATTORNEY, AND BANK ACKNOWLEDGES THE UNDERSIGNED'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. THE UNDERSIGNED FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF BANK TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY BANK AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY BANK BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF THE UNDERSIGNED OR ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY BANK. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Note as of the day and year first above written.


WITNESS/ATTEST:            ENERGY RESEARCH CORPORATION

                           By:
Name:                      Name:
Title:                     Title:


                           Address:  3 Great Pasture Road
                           Danbury, CT  06810

                                  FOR INTERNAL USE ONLY
                                 Obligor #________________
                                 Obligation #_____________


                                  Commercial Loan - CT
                                            LIBOR Rate


                          TERM NOTE



$600,000.00                            Bridgeport, Connecticut
                                                June 28, 1996


     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of FIRST UNION BANK OF CONNECTICUT (the "Bank"), the principal sum of Six Hundred Thousand and no/100 Dollars (the "Loan") in United States Dollars, together with interest thereon as hereinafter provided.

1. INTEREST RATE. Interest shall be charged on the outstanding principal balance from the date hereof until the full amount of principal due hereunder has been paid at a rate equal to LIBOR plus One Hundred Seventy-Five (175) basis points ("LIBOR-Based Rate"), as determined by Bank prior to the commencement of each Interest Period. Interest shall be calculated daily on the basis of the actual number of days elapsed over a 360 day year. The LIBOR-Based Rate shall remain in effect, subject to the provisions hereof, for the entire Interest Period for which it is determined.

    "LIBOR" means, with respect to each day during each Interest Period, the rate (rounded to the next higher 1/100 of 1%) for U.S. dollar deposits of one month maturity as reported on Telerate page 3750 as of 11:00 a.m., London time, on the second London business day before the relevant Interest Period begins (or if not so reported, then as determined by the Bank from another recognized source or interbank quotation), adjusted for reserves by dividing that rate by 1.00 minus the LIBOR Reserve. "LIBOR Reserve" means the maximum percentage reserve requirement (rounded to the next higher 1/100 of 1% and expressed as a decimal) in effect for any day during the Interest Period under the Federal Reserve Board's Regulation D for Eurocurrency liabilities as defined therein.

    "Interest Period" means, initially, the period commencing on the date hereof and ending on the Commencement Date, and thereafter, each period commencing on the last day of the immediately preceding Interest Period and ending one month thereafter, but in no event after the Maturity Date; subject, however, to the following provisions: (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (iii) the last Interest Period shall end on the Maturity Date.

2. PAYMENT OF PRINCIPAL AND INTEREST. Interest only on the outstanding principal balance from the date hereof to August 1, 1996 (the "Commencement Date") shall be due and payable on the Commencement Date. Thereafter, principal and interest shall be due and payable on the dates set forth in the Repayment Schedule attached hereto and made a part hereof (the "Repayment Schedule") in consecutive monthly installments in an amount equal to the sum of (i) all then accrued and unpaid interest, plus (ii) a principal payment in the amount set forth in the Repayment Schedule. The entire unpaid principal amount hereof, together with accrued and unpaid interest thereon and all other amounts payable hereunder shall be due and payable on June 1, 1998 (the "Maturity Date").

3. APPLICATION OF PAYMENTS. Except as otherwise specified herein, each payment or prepayment, if any, made under this Note shall be applied to pay late charges, accrued and unpaid interest, principal, escrows (if any), and any other fees, costs and expenses which the undersigned is obligated to pay under this Note, in such order as Bank may elect from time to time in its sole discretion.

4. TENDER OF PAYMENT. All payments made hereunder shall be made on the due date thereof, in immediately available funds and in lawful currency of the United States of America. All payments made hereunder shall be made to the Bank at its offices at 300 Main Street, Stamford, Connecticut 06904 or at such other address as the Bank shall notify the Borrower of in writing. The Borrower agrees to maintain an account at the Bank continuously until all amounts due hereunder are paid in full (the "Account"). The Bank may, and the Borrower authorizes the Bank to, debit the Account for the amount of any payment as and when such payment becomes due hereunder as more fully described in that certain Authorization to Charge Account from the undersigned to Bank of even date herewith. The foregoing rights of the Bank to debit the Borrower's accounts shall be in addition to, and not in limitation of, any rights of set-off which the Bank may have hereunder or under any Loan Document nor shall the rights hereunder limit the Bank's recourse to any particular source of funds or monies.

5. PREPAYMENT. The Loan may be prepaid, in whole or in part, on the last day of an Interest Period. Any prepayment shall include accrued and unpaid interest to the date of prepayment on the principal amount prepaid and all other sums due and payable hereunder. All payments received on this Note may be applied in such order as the Bank in its sole discretion shall determine. The monthly principal installment shall not be reamortized following a partial prepayment.

6.    SECURITY FOR THE NOTE.

      6.1. This Note is executed and delivered in accordance with a commercial transaction described in a Loan Agreement dated this date between the undersigned and Bank (the "Loan Agreement"). As security for the payment of the monies owing under this Note, the undersigned has delivered or has caused to be delivered to Bank the following (each a "Loan Document" and collectively with this Note, the Loan Agreement, and any other guaranty, document, certificate or instrument executed by the undersigned or any other obligated party in connection with the Loan, the "Loan Documents"):

     (a) a General Security Agreement from the undersigned;

     (b) a  Guaranty and Suretyship Agreement by Fuel Cell
Engineering Corporation and a Guaranty and Suretyship Agreement by Energy Research Corporation (collectively, the "Guaranty");

     (c) an Open-End Mortgage and Security Agreement (the "Mortgage") from Energy Research Corporation on certain real property and the improvements situated thereon in the City of Danbury, County of Fairfield, State of Connecticut, as more fully described in the Mortgage (the "Mortgaged Premises") securing the Guaranty of Energy Research Corporation; and

     (d) a General Security Agreement from Energy Research
Corporation securing the Guaranty of Energy Research
Corporation.

     6.2. The undersigned hereby grants to Bank a continuing security interest in all property of the undersigned, now or hereafter in the possession of Bank or any Affiliate (as defined below) in any capacity whatsoever, including, but not limited to, any balance or share of any deposit, trust or agency account, as security for the payment of this Note and any other liabilities of the undersigned to Bank, which security interest shall be enforceable and subject to all the provisions of this Note, as if such property were specifically pledged hereunder.

7.    ADDITIONAL PAYMENTS; LATE CHARGE; DEFAULT RATE.

      7.1. Additional Payments. In addition to the payments provided for in Section 2 above, the undersigned promises to pay on demand any additional monies required to be paid or advanced by the undersigned or by any other party obligated under any of the Loan Documents or paid or advanced on behalf of the undersigned or such party by Bank pursuant to the terms of the Loan Agreement, the Mortgage or any other Loan Document, which obligation shall be continuing and shall survive any judgment entered with respect to this Note or a foreclosure of the Mortgage. This Note shall evidence, and the Mortgage and other Loan Documents shall secure the payment of, all such sums so advanced or paid.

     7.2. Late Charge. In the event that any installment of principal or interest required to be made by the undersigned under this Note shall not be received by Bank on or before its due date, the undersigned shall pay to Bank, on demand, a late charge of five percent (5%) of such delinquent payment for the purpose of defraying the expense incident to the processing of such delinquent payment. The foregoing right is in addition to, and not in limitation of, any other rights which Bank may have upon the undersigned's failure to make timely payment of any amount due hereunder.

     7.3. Default Rate. Except as otherwise provided below, from and after the occurrence of an Event of Default hereunder, all amounts remaining unpaid or thereafter accruing hereunder, as well as any amounts owing under Section 7.1., shall, at Bank's option, bear interest at a default rate of four percent (4%) per annum above the interest rate then in effect as set forth herein, or the highest permissible rate under applicable law, whichever is less. If the Loan is not paid when due, whether at the Maturity Date, upon acceleration, or otherwise, all amounts remaining unpaid or thereafter accruing hereunder shall bear interest at a default rate equal to the Bank's Prime Rate plus four percent (4.0%), or the highest permissible rate under applicable law, whichever is less (such rate and the rate specified in the immediately preceding sentence are each hereinafter referred to as a "Default Rate"). As used herein, "Prime Rate" means the rate of interest established by the Bank as its reference rate in making loans, and is not tied to any external rate of interest or index. Each change in the Prime Rate shall be effective automatically and immediately without notice to the Borrower. The applicable Default Rate of interest shall be payable upon demand, but in no event later than when scheduled interest payments are due, and shall also be charged on the amounts owed by the undersigned to Bank pursuant to any judgments entered in favor of Bank with respect to this Note and shall continue to accrue after judgment until collection.

8.    INDEMNIFICATION; ADDITIONAL COSTS; UNAVAILABILITY OF
RATE.

      8.1. Indemnification. The undersigned shall indemnify Bank against Bank's loss or expense in employing deposits as a consequence of (i) the undersigned's failure to make any payment when due under this Note, or (ii) any prepayment of the Loan on a date other than the last day of an Interest Period ("Indemnified Loss or Expense").

      8.2. Additional Costs. If, at any time, a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency imposes, increases or modifies any reserve or similar requirement against assets, deposits or credit extended by Bank, or subjects Bank to any tax, duty or other charge (except tax on Bank's net income), and any of the foregoing increase the cost to Bank of maintaining its commitment or reduce the amount of any sum received or receivable by Bank under this Note, within 15 days after demand by Bank, the undersigned agrees to pay Bank such additional amounts as will compensate Bank for such increased costs or reductions ("Additional Costs").

      8.3. Match Funding. The amount of such (i) Indemnified Loss or Expense, or (ii) Additional Costs outlined above shall be determined, in Bank's sole discretion, based upon the assumption that Bank funded 100% of that portion of the Loan to which the LIBOR-Based Rate applies in the applicable London interbank market.

      8.4.  Unavailability of Interest Rate.  If, at any time,
(i) Bank shall determine that, by reason of circumstances affecting foreign exchange and interbank markets generally, LIBOR deposits in the applicable amounts are not being offered to Bank; or (ii) a new, or a revision in any existing law or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency shall make it unlawful or impossible for Bank to honor its obligations under this Note, then (A) Bank's obligation to make or maintain a LIBOR-Based Rate shall be suspended, and (B) the applicable LIBOR-Based Rate shall immediately be converted to the Prime Rate for the remainder of the term of the Loan. "Prime Rate" means the rate of interest established by Bank as its reference rate in making loans, and is not tied to any external rate of interest or index. The rate of interest charged under the Note following conversion to the Prime Rate shall change automatically and immediately as of the date of any change in the Prime Rate without notice to the undersigned.

9. EVENTS OF DEFAULT. Each of the following shall constitute an event of default hereunder (an "Event of Default"): (a) the failure of the undersigned to make any installment of principal or interest hereunder when due and payable; or (b) the occurrence of any other default in any term, covenant or condition hereunder or any Event of Default under the Loan Agreement, the Mortgage or any other Loan Document.

10. REMEDIES. If an Event of Default exists, Bank may exercise any right, power or remedy permitted by law or as set forth herein or in the Loan Agreement, the Mortgage or any other Loan Document including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon, and all other sums secured by the Mortgage or any other Loan Document to be, and such principal, interest and other sums shall thereupon become, forthwith due and payable.

11. CONTINUING ENFORCEMENT OF NOTE. If, after receipt of any payment of all or any part of this Note, Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Note and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be, and the undersigned shall be liable for, and shall indemnify, defend and hold harmless Bank with respect to the full amount so surrendered. The provisions of this Section shall survive the cancellation or termination of this Note and shall remain effective notwithstanding the payment of the obligations evidenced hereby, the release of any security interest, lien or encumbrance securing this Note or any other action which Bank may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the obligations evidenced hereby having become final and irrevocable.

12.   MISCELLANEOUS.

      12.1. Disclosure of Financial Information. Bank is hereby authorized to disclose any financial or other information about the undersigned to any regulatory body or agency having jurisdiction over Bank or to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Bank to the undersigned. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about the undersigned. The undersigned agrees to indemnify, defend, release Bank, and hold Bank harmless, at the undersigned's cost and expense, from and against any and all lawsuits, claims, actions, proceedings, or suits against Bank or against the undersigned and Bank, arising out of or relating to Bank's reporting or disclosure of such information. Such indemnity shall survive the repayment or other satisfaction of the obligations evidenced hereby.

      12.2. Remedies Cumulative. The rights and remedies of Bank as provided herein and in any other Loan Document shall be cumulative and concurrent, may be pursued separately, successively or together against the undersigned or the Mortgaged Premises or any other collateral security for payment of amounts due hereunder, or any guarantor thereof, at the sole discretion of Bank, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Bank at law or in equity.
The failure, at any one or more times, of Bank to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Bank shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Note.

      12.3.  Integration.  This Note and the other Loan
Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

      12.4. Right of Setoff by Bank. Upon the occurrence of an Event of Default, to the extent permitted by and in addition to any other remedy provided by law, and regardless of the adequacy of any collateral or other means of obtaining repayment of the obligations evidenced hereby, Bank shall have the right immediately and without notice or other act, and is specifically authorized hereby, to setoff against any of the undersigned's obligations under this Note any sum owed by Bank or any Affiliate in any capacity to the undersigned whether due or not, or any property of the undersigned in the possession of Bank or any Affiliate, even if effecting such setoff results in a loss or reduction of interest to the undersigned or the imposition of a penalty applicable to the early withdrawal of time deposits. Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such sum or property immediately upon the occurrence of the Event of Default, even though the actual book entries may be made at some time subsequent.

     12.5. Attorneys' Fees and Expenses. If Bank retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or to institute and maintain an action to foreclose the Mortgage or appoint a receiver of rents, or on account of any matter involving this Note, or for examination of matters subject to Bank's approval under the Loan Documents, all costs of suit and collection and all reasonable attorneys' fees (and/or allocated fees of Bank's in-house legal counsel) and such other reasonable expenses so incurred by Bank shall forthwith, on demand, become due and payable and shall be evidenced hereby.

     12.6. No Implied Waiver. Bank shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Bank, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event. After any acceleration of, or the entry of any judgment on, this Note, the acceptance by Bank of any payments by or on behalf of the undersigned on account of the indebtedness evidenced by this Note shall not cure or be deemed to cure any Event of Default or reinstate or be deemed to reinstate the terms of this Note absent an express written agreement duly executed by Bank and the undersigned.

     12.7. Waiver. The undersigned, jointly and severally, waives demand, notice, presentment, protest, demand for payment, notice of dishonor, notice of protest and diligence of collection of this Note. The undersigned consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Bank with respect to the payment or other provisions of this Note, and to the release of any collateral, with or without substitution. The undersigned agrees that makers, endorsers, guarantors and sureties may be added or released without notice and without affecting the undersigned's liability hereunder. The liability of the undersigned shall not be affected by the failure of Bank to perfect or otherwise obtain or maintain the priority or validity of any security interest in any collateral. The liability of the undersigned shall be absolute and unconditional and without regard to the liability of any other party hereto.

     12.8. No Usurious Amounts. Anything herein contained to the contrary notwithstanding, the undersigned does not agree and shall not be obligated to pay interest hereunder at a rate which is in excess of the maximum rate permitted by law. If by the terms of this Note, the undersigned is at any time required to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum legal rate and the portion of all prior interest payments in excess of such maximum legal rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance.
The undersigned agrees that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including without limitation, late charges, shall be deemed to the extent permitted by law to be an expense, fee, premium or penalty rather than interest.

     12.9. Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Note shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

     12.10. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Note cannot be assigned by the undersigned without the prior written consent of Bank, and any such assignment or attempted assignment by the undersigned shall be void and of no effect with respect to Bank.

     12.11. Modifications. This Note may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     12.12. Sales or Participations. Bank may from time to time sell or assign, in whole or in part, or grant participations in the Loan, this Note and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Bank and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Bank; and (b) deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder to the undersigned, in each case as fully as though the undersigned were directly indebted to such holder. Bank may in its discretion give notice to the undersigned of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Bank's or such holder's rights hereunder.

     12.13.  Affiliate.  As used herein, "Affiliate" shall mean
First Union Corporation and any of its direct and indirect affiliates and subsidiaries.

     12.14. Jurisdiction. The undersigned irrevocably appoints each and every owner, partner and/or officer of the undersigned as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Note or any other Loan Document. The undersigned hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or, at the option of Bank, any court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such owner, partner and/or officer. The undersigned agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the undersigned. The undersigned hereby further consents to personal jurisdiction in any other court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. The undersigned hereby waives personal service of the summons and complaint or other process or papers issued in any proceeding of the type described in this Section 11.14 and agrees that service of such summons and complaint, or other process or papers may be made by regular or certified mail addressed to the undersigned at the address of the undersigned set forth herein. The undersigned agrees not to assert any defense to any proceeding initiated by Bank based upon improper venue or inconvenient forum. The undersigned agrees that any action brought by the undersigned shall be commenced and maintained only in a court in the federal judicial district or county in which Bank has a place of business in Connecticut.

     12.15. Notices. All notices and communications under this Note shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed in the Loan Documents. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

     12.16. Governing Law. This Note shall be governed by and construed in accordance with the substantive laws of the State of Connecticut without reference to conflict of laws principles.

     12.17. Waiver of Jury Trial. THE UNDERSIGNED AND BANK AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY BANK OR THE UNDERSIGNED, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BANK AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE UNDERSIGNED WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT BANK WOULD

 NOT EXTEND CREDIT TO THE UNDERSIGNED IF THE WAIVERS SET FORTH
IN THIS SECTION WERE NOT A PART OF THIS NOTE.

     12.18. Prejudgment Remedy Waiver. THE UNDERSIGNED HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOAN SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT THE LOAN IS A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. THE UNDERSIGNED HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES, SECTIONS 52-278a et seq., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE UNDERSIGNED ACKNOWLEDGES THAT BANK'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE UNDERSIGNED ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY BANK'S ATTORNEY, AND BANK ACKNOWLEDGES THE UNDERSIGNED'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. THE UNDERSIGNED FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF BANK TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY BANK AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY BANK BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF THE UNDERSIGNED OR ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY BANK. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Note as of the day and year first above written.


WITNESS/ATTEST:            FUEL CELL MANUFACTURING CORPORATION



                           By:
Name:                      Name:
Title:                     Title:
                           Address: